Consent of Independent Auditors

To the Board of Directors
Northeast Bancorp:


We consent to incorporation by reference in the Registration Statements on Form S-8 (No. 33-32095), (No. 33-58538), (No. 33-32096) and (No. 33-87976)
of Northeast Bancorp of our report dated July 31, 1998, with respect to the consolidated financial statements of Northeast Bancorp and Subsidiary included in the Annual Report (Form 10-K) for the year ended June 30, 1998.

Portland, Maine                                     /s/  Baker Newman & Noyes
                                                    __________________________
September 23, 1998                                  Limited Liability Company